Note 5 - Related Party and Parties-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 71-0335111 001 [Member]
Notes to Financial Statements
EBP, Related Party and Party-in-Interest Transactions [Text Block]
5.	Related Party and Parties-in-Interest Transactions

At December 31, 2025 and 2024, the Plan held 1.3 million and 1.5 million shares, respectively, of common stock of the Company, with a fair value of approximately $249.5 million and $248.1 million, respectively. Effective January 1, 2023, investments in common stock of the Company were limited to no more than 20% of a participant’s contribution. In addition, transfers of existing investments within a participant’s Plan account to common stock of the Company were not allowed if the then-current market value of common stock of the Company within their account was greater than 40%. The Plan recorded dividend income on the common stock of the Company of approximately $2.4 million during the year ended December 31, 2025. Purchases and sales of the Company’s stock by participants were approximately $11,619,000 and $27,593,000, respectively, during 2025. Net activity from the investment in common stock of the Company resulted in an increase of approximately $30.2 million within the investment balance for the year ended December 31, 2025. The Plan transactions involving this investment security qualify as related party and party-in-interest transactions. In 2025, the Plan paid $1,731,510 of recordkeeping fees to Bank of America Merrill Lynch. The Company provides certain administrative services at no cost to the Plan. Notes receivable from participants also qualify as party-in-interest transactions. All of these transactions are exempt from the prohibited transaction rules of ERISA.